UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
January 26, 2004

RANGE RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-9592	34-1312571

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 800 Ft. Worth, Texas	76102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 870-2601

(Former name or former address, if changed since last report): Not applicable

ITEM 5. Other Events

     On January 26, 2004, Range Resources Corporation issued a press release announcing its December 31, 2003 proved reserves. A copy of this press release is being furnished as an exhibit to this report on Form 8-K.

ITEM 7. Financial Statements and Exhibits

     (c) Exhibits:

99.1	Press Release dated January 26, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION

By:	/s/ ROGER S. MANNY

Roger S. Manny Chief Financial Officer

Date: January 27, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 26, 2004

4